THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              Lincoln National Variable Annuity Fund A (Individual)
                Lincoln National Variable Annuity Fund A (Group)

       Supplement to Statement of Additional Information dated May 1, 2005


The following disclosure replaces the section entitled "Portfolio Holdings Disclosure" on page B-2 of your Statement of Additional Information:

        The Fund's board of managers has adopted policies and procedures designed to ensure that disclosure of information regarding the Fund's portfolio securities is in the best interests of Fund shareholders. In accordance with these policies and procedures, a Fund vice president or the vice president's designees will make shareholders reports or other regulatory filings containing the Fund's portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the Fund's shares, and affiliated persons of the Fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

        A Fund vice-president or the vice president's designees may provide the Fund's top-ten holdings immediately after each quarter-end to Lincoln Life and the other insurance companies who include the Fund in their products ("Insurance Companies"). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the Fund. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

        A vice president of the Fund or the vice president's designees may provide other portfolio holdings information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign a confidentiality agreement acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information of the Fund. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the Fund to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.

        A Fund vice president or the vice president's designees may also provide portfolio holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the Fund's portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the nonpublic information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the Fund. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after SEC filings are made. Currently, the Fund has no such arrangements with any third party.

        A Fund vice president or the vice president's designees may provide, at any time, portfolio holdings information to: (a) Fund service providers and affiliates, such as the Fund's investment adviser, sub-advisers, custodian and auditor, to the extent necessary to perform services for the Fund; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

        The Fund will disclose its portfolio holdings in public SEC filings. The Fund's board of managers also may, on a case-by-case basis, authorize disclosure of the Fund's portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

        Neither the Fund, its investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the Fund's portfolio holdings information.

        Fund Management is responsible for ensuring appropriate disclosure is made regarding these procedures in the Fund's prospectus and/or SAI.

        The Fund's board of managers exercises oversight of these policies and procedures. In this regard, Fund Management will inform the managers if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of Fund shareholders. The officers will consider any possible conflicts between the interest of Fund shareholders, on the one hand, and those of the Fund's investment adviser and other Fund affiliates, on the other. Moreover, the Fund's Chief Compliance Officer will address the operation of the Fund's procedures in her annual compliance report to the board and will recommend any remedial changes to the procedures.


              Please retain this Supplement for future reference.


This Supplement is dated November 10, 2005.